UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09141

Eaton Vance Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Income Trust (EVN)

Annual Report

November 30, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report November 30, 2013

Eaton Vance

Municipal Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Dividend Reinvestment Plan	24

Management and Organization	26

Important Notices	29

Eaton Vance

Municipal Income Trust

November 30, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the first five months of the fiscal year ended November 30, 2013, interest rates declined to historic lows, driven by highly accommodative monetary policies instituted by central banks around the world. In December 2012, the U.S. Federal Reserve (the Fed) replaced Operation Twist, the central bank’s swapping of its short-term holdings for long-term Treasury bonds, with outright purchases of $45 billion of Treasurys each month. This was in addition to the monthly purchase of approximately $40 billion of agency mortgage-backed securities that it had begun in September 2012. These actions combined to put continuing downward pressure on long-term bond yields, driving investors to look for other sources of income. One beneficiary was the municipal bond market, which rallied during the first five months of the period in response to strong investor demand.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of rising interest rates, causing nearly every fixed-income asset class to decline in value.

Outflows had a particularly significant effect on the municipal bond market because, unlike other domestic fixed-income asset classes, the municipal market is primarily retail-based and is generally impacted more by the actions of small individual investors than other fixed-income asset classes. Even after the Fed tried to temper its comments and calm the markets, moderating the outflows in other fixed-income classes, heavy selling in municipals continued through August 2013, causing a significant increase in municipal bond yields. The selling abated somewhat in September 2013, after the Fed surprised the markets again by postponing its tapering of QE that many investors had thought was imminent. Municipal markets, however, continued to experience net outflows through the end of the period on November 30, 2013. The Barclays Municipal Bond Index2 — an unmanaged broad index of municipal bonds traded in the United States — declined 3.51% for the one-year period.

During the period, additional pressure on the municipal market came from the City of Detroit’s bankruptcy filing on July 18, 2013 and heightened attention to Puerto Rico’s fiscal woes throughout September 2013. Although Detroit’s bankruptcy was not a surprise, because the city’s fiscal problems had been well documented for many years, the bankruptcy’s negative headlines injected additional fear into the municipal bond market. That fear, combined with Puerto Rico’s well-publicized fiscal challenges, drove both institutional and retail investors to sell Puerto Rico bonds, exerting additional downward pressure on the market value of the bonds in late August and September 2013. Prices of Puerto Rico bonds remained at depressed levels through the end of the period on November 30, 2013.

Fund Performance

For the fiscal year ended November 30, 2013, Eaton Vance Municipal Income Trust (the Fund) shares at net asset value (NAV) had a total return of -14.69%, underperforming the -7.18% return of the Barclays Long (22+) Year Municipal Bond Index (the Index).

The Fund’s overall strategy is to invest primarily in bonds with maturities of 10 years or more, in order to capture their typically higher yields and a greater income stream. Management hedges to various degrees against the greater potential risk of volatility at the long end of the yield curve by using Treasury futures in seeking to provide downside protection.

In managing the Fund, management employs leverage6 to seek to enhance the Fund’s tax-exempt income. The use of leverage has the effect of achieving additional exposure to the municipal market. While increasing the Fund’s distributions to shareholders, leverage magnifies the Fund’s exposure to its underlying investments in both up and down markets. During this period of negative performance by municipal bonds, leverage was the most significant detractor from the Fund’s performance relative to the unleveraged Index.

Additional detractors from the Fund’s performance versus the Index included security selection in
AAA-rated7 bonds and an overweight in zero-coupon bonds — which were among the worst-performing issues during the period due to their high sensitivity to rising interest rates.

In contrast, the Fund’s hedging strategy aided performance versus the Index during the period. As a risk management tactic within the overall Fund strategy mentioned above, interest-rate hedging is intended to moderate performance on both the upside and the downside of the market. Although municipal bonds underperformed Treasurys during the period, the Fund’s Treasury hedge moderated a portion of the Fund’s negative performance versus the Index.

An underweight in Puerto Rico bonds and security selection in BBB-rated bonds helped the Fund’s relative performance versus the Index as well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Income Trust

November 30, 2013

Performance2,3

Portfolio Manager Thomas M. Metzold, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	01/29/1999	–14.69%	14.43%	4.62%
Fund at Market Price	—	–20.43	13.47	3.58
Barclays Long (22+) Year Municipal Bond Index	—	–7.18%	8.69%	4.74%

% Premium/Discount to NAV[4]
				–0.09%

Distributions[5]
Total Distributions per share for the period				$0.930
Distribution Rate at NAV				8.54%
Taxable-Equivalent Distribution Rate at NAV				15.09%
Distribution Rate at Market Price				8.55%
Taxable-Equivalent Distribution Rate at Market Price				15.11%

% Total Leverage[6]
Auction Preferred Shares (APS)				25.11%
Residual Interest Bond (RIB)				23.41

Fund Profile

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing.6 Absent such securities, credit quality (% of total investments) is as follows:7

AAA	8.8%	BB	3.5%
AA	30.8	B	4.2
A	33.4	CCC	1.3
BBB	14.0	Not Rated	4.0

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Municipal Income Trust

November 30, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. Barclays Long (22+) Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, ordinary income and net realized capital gains. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at www.eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing and/or APS leverage. The leverage created by RIB investments and APS provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets applicable to common shares plus APS and Floating Rate Notes. APS leverage represents the liquidation value of the Fund’s APS outstanding at period end as a percentage of Fund net assets applicable to common shares plus APS and Floating Rate Notes. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

Fund profile subject to change due to active management.

4

Eaton Vance

Municipal Income Trust

November 30, 2013

Portfolio of Investments

Tax-Exempt Municipal Securities — 191.2%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.1%
Northampton County, PA, Industrial Development Authority, (Northampton Generating), 5.00%, 12/31/23(1)	$280	$234,415

		$234,415

Education — 11.9%
California Educational Facilities Authority, (Stanford University), 5.00%, 6/1/43(2)(3)	$3,500	$4,033,015
Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	1,000	1,114,310
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(2)	2,490	2,627,722
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/41	2,500	2,655,875
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/39(2)	10,500	11,013,870
New York Dormitory Authority, (The New School), 5.75%, 7/1/50	5,000	5,265,400
North Carolina State University at Raleigh, 5.00%, 10/1/37	1,380	1,478,504
Rhode Island Health and Educational Building Corp., (University of Rhode Island), 6.25%, 9/15/34	1,000	1,122,440

		$29,311,136

Electric Utilities — 7.8%
Apache County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 4.50%, 3/1/30	$1,685	$1,567,016
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	2,540	2,755,824
Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	1,000	1,085,220
Omaha Public Power District, NE, 5.00%, 2/1/37	690	725,859
Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 5.25%, 10/1/40	6,685	6,624,635
Puerto Rico Electric Power Authority, 6.75%, 7/1/36	7,750	6,377,010

		$19,135,564

General Obligations — 10.2%
California, (AMT), 5.05%, 12/1/36	$460	$454,448
Frisco, TX, Independent School District, (PSF Guaranteed), 5.00%, 8/15/37(2)	9,000	9,536,400
Illinois, 5.25%, 7/1/30	935	939,151
Illinois, 5.25%, 7/1/31	295	295,425
Illinois, 5.50%, 7/1/33	235	239,371
Klein, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/36(2)	3,250	3,463,232

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
New York, 5.00%, 2/15/34(2)	$2,500	$2,672,900
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38(2)	2,340	2,484,495
Santa Clara County, CA, (Election of 2008), 3.375%, 8/1/37	2,145	1,699,677
Will County, IL, Community Unit School District No. 365-U, (Valley View), 5.75%, 11/1/32	2,980	3,275,795

		$25,060,894

Health Care – Miscellaneous — 0.2%
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(4)	$98	$98,415
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.25%, 12/1/36(4)	260	259,876
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(4)	99	98,664

		$456,955

Hospital — 22.1%
California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 8/15/39	$2,260	$2,251,728
California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39(2)(3)	10,000	10,936,400
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	440	445,667
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	3,255	3,264,147
California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 4/1/42	2,105	2,087,529
Camden County, NJ, Improvement Authority, (Cooper Health System), 5.75%, 2/15/42	1,335	1,333,945
Hawaii Pacific Health Special Purpose Revenue, 5.50%, 7/1/40	1,870	1,902,426
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,280	3,957,779
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	1,535	1,705,677
Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	3,000	2,936,340
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	1,465	1,470,303
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,930	2,894,137
North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.25%, 6/1/29(2)(3)	11,400	11,991,774

5	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Oklahoma Development Finance Authority, (Saint John Health System), 5.00%, 2/15/34	$2,500	$2,539,350
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), 5.00%, 7/1/42	1,675	1,411,221
South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	1,570	1,664,985
St. Paul, MN, Housing and Redevelopment Authority, (HealthPartners Obligated Group), 5.25%, 5/15/36	1,500	1,516,950

		$54,310,358

Housing — 6.0%
Centerline Equity Issuer Trust, TN, 6.00%, 5/15/19(4)	$4,000	$4,592,720
Fairfax County, VA, Redevelopment and Housing Authority, (Cedar Ridge), (AMT), 4.85%, 10/1/48	695	664,782
Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	2,890	2,844,338
Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	2,130	2,048,229
Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	180	129,031
Virginia Housing Development Authority, 3.625%, 1/1/31	5,000	4,617,200

		$14,896,300

Industrial Development Revenue — 8.6%
ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,360	$1,130,962
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	400	465,308
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), (AMT), 9.00%, 6/1/35	2,240	2,383,472
Denver City and County, CO, (United Airlines), (AMT), 5.75%, 10/1/32	1,370	1,313,652
Luzerne County, PA, Industrial Development Authority, (Pennsylvania-American Water Co.), 5.50%, 12/1/39	1,600	1,661,216
Maine Finance Authority, Solid Waste Disposal, (Casella Waste Systems, Inc.), (AMT), 6.25% to 2/1/17 (Put Date), 1/1/25	1,660	1,660,199
Massachusetts Development Finance Agency, (Covanta Energy), 4.875%, 11/1/42	2,305	1,981,793
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.125%, 9/15/23	1,560	1,501,172
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	4,680	4,356,144
Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	4,630	4,625,741

		$21,079,659

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations — 2.1%
Arcadia, CA, Unified School District, (Election of 2006), (AGM), 0.00%, 8/1/38	$10,000	$2,543,900
Illinois, (AGM), 5.00%, 4/1/28	2,595	2,606,366

		$5,150,266

Insured – Hospital — 16.4%
Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (AGM), 5.25%, 5/15/41(2)	$3,250	$3,277,267
Iowa Finance Authority, Health Facilities, (Iowa Health System), (AGC), 5.625%, 8/15/37	2,625	2,790,953
Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/25	14,500	8,108,835
Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/26	17,080	8,938,818
Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/27	8,575	4,191,374
Maryland Health and Higher Educational Facilities Authority, (LifeBridge Health), (AGC), 4.75%, 7/1/47(2)	2,500	2,424,400
New Jersey Health Care Facilities Financing Authority, (Meridian Health System), Series I, (AGC), 5.00%, 7/1/38(2)	9,725	9,869,803
New Jersey Health Care Facilities Financing Authority, (Meridian Health System), Series V, (AGC), 5.00%, 7/1/38(2)	700	710,423

		$40,311,873

Insured – Housing — 0.4%
Broward County, FL, Housing Finance Authority, MFMR, (Venice Homes Apartments), (AGM), (AMT), 5.70%, 1/1/32	$1,100	$1,106,380

		$1,106,380

Insured – Lease Revenue / Certificates of Participation — 1.3%
San Diego County, CA, Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(2)	$3,000	$3,142,440

		$3,142,440

Insured – Other Revenue — 5.7%
Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	$4,210	$1,147,141
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 4.75%, 1/1/42	220	173,532
New York, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/46	500	412,955

6	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Other Revenue (continued)
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/36	$9,190	$2,799,733
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/37	8,500	2,438,310
New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	6,145	7,020,478

		$13,992,149

Insured – Special Tax Revenue — 9.6%
Metropolitan Pier and Exposition Authority, IL, (AGM), (NPFG), 0.00%, 12/15/38	$50,000	$11,570,500
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/37	34,950	8,823,826
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	6,605	425,098
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	11,250	1,511,663
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	10,510	1,233,559

		$23,564,646

Insured – Student Loan — 4.6%
Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$2,395	$2,562,626
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	540	569,279
Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	6,650	6,041,857
New Jersey Higher Education Student Assistance Authority, (AGC), (AMT), 6.125%, 6/1/30	2,040	2,142,449

		$11,316,211

Insured – Transportation — 16.9%
Alameda, CA, Corridor Transportation Authority, (NPFG), 0.00%, 10/1/33	$12,425	$4,242,889
Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	935	941,592
Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	3,850	3,967,001
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40(5)	5,500	1,319,670
Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.625%, 1/1/32(5)	1,000	246,060
Miami-Dade County, FL, (Miami International Airport), (AGM), (AMT), 5.25%, 10/1/41	1,990	1,994,915

Security	Principal Amount (000’s omitted)	Value

Insured – Transportation (continued)
North Carolina Turnpike Authority, (AGC), 0.00%, 1/1/34	$15,000	$5,422,050
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41	9,820	8,376,460
San Joaquin Hills, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/32	10,555	3,321,975
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 5.00%, 3/1/37	2,425	2,444,376
San Jose, CA, Airport, (AMBAC), (AMT), 5.50%, 3/1/32	8,805	9,412,105

		$41,689,093

Insured – Water and Sewer — 11.5%
Austin, TX, Water and Wastewater, (AGM), (BHAC), 5.00%, 11/15/33(2)	$3,750	$3,988,312
DeKalb, GA, Water and Sewer, (AGM), 5.00%, 10/1/35(2)(3)	17,985	18,907,451
Detroit, MI, Sewage Disposal System, (AGM), 7.50%, 7/1/33	5,160	5,500,663

		$28,396,426

Lease Revenue / Certificates of Participation — 3.8%
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$2,135	$2,281,952
Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	4,400	5,094,496
New Jersey Health Care Facilities Financing Authority, (Hospital Asset Transformation Program), 5.75%, 10/1/31	1,735	1,931,940

		$9,308,388

Other Revenue — 11.9%
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$785	$825,938
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	880	926,482
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	800	845,296
Central Falls, RI, Detention Facility Corp., 7.25%, 7/15/35	1,940	1,457,638
Mohegan Tribe of Indians Gaming Authority, CT, (Public Improvements), 6.25%, 1/1/21(4)	1,500	1,500,555
New Jersey Economic Development Authority, (Duke Farms Foundation), 5.00%, 7/1/48(2)(3)	2,370	2,441,455
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	265	242,867
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	7,020	6,770,018
Seminole Tribe, FL, 5.25%, 10/1/27(4)	4,000	4,121,200
Seminole Tribe, FL, 5.50%, 10/1/24(4)	2,365	2,470,692
Texas Municipal Gas Acquisition and Supply Corp. I, Gas Supply Revenue, 6.25%, 12/15/26	1,630	1,873,555
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/29	3,765	3,668,051

7	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Other Revenue (continued)
Texas Municipal Gas Acquisition and Supply Corp. III, Gas Supply Revenue, 5.00%, 12/15/30	$1,235	$1,196,456
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(4)	1,290	1,016,017

		$29,356,220

Senior Living / Life Care — 2.0%
Cliff House Trust, (AMT), 6.625%, 6/1/27(6)	$3,210	$1,234,887
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.50%, 1/1/30	535	559,861
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.625%, 1/1/40	1,075	1,109,561
Logan County, CO, (TLC Care Choices, Inc.), 6.875%, 12/1/23(5)	3,115	764,951
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.00%, 12/1/32	335	330,890
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.25%, 12/1/42	985	977,819

		$4,977,969

Special Tax Revenue — 4.7%
Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/31	$500	$476,225
Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	320	263,376
Dupree Lakes, FL, Community Development District, 6.83%, 11/1/15	80	79,310
Heritage Harbor South Community Development District, FL, (Capital Improvements), 6.20%, 5/1/35	265	269,892
New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13(6)	90	0
New River, FL, Community Development District, (Capital Improvements), 5.35%, 5/1/38(6)	35	0
New River, FL, Community Development District, (Capital Improvements), Series 2010A-1, 5.75%, 5/1/38	65	51,854
New River, FL, Community Development District, (Capital Improvements), Series 2010A-2, 5.75%, (0.00% until 11/1/14), 5/1/38	165	71,082
New River, FL, Community Development District, (Capital Improvements), Series 2010B-1, 5.00%, 5/1/15	95	92,081
New River, FL, Community Development District, (Capital Improvements), Series 2010B-2, 5.00%, 5/1/18	130	65,733
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(2)(3)	5,000	5,484,250
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35	1,500	1,645,275

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	$465	$385,066
Southern Hills Plantation I, FL, Community Development District, Series A1, 5.80%, 5/1/35	273	232,985
Southern Hills Plantation I, FL, Community Development District, Series A2, 5.80%, 5/1/35	200	140,758
Sterling Hill, FL, Community Development District, 6.20%, 5/1/35	600	452,544
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,780	1,934,219

		$11,644,650

Transportation — 30.5%
Augusta, GA, (AMT), 5.35%, 1/1/28	$1,000	$1,002,150
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	435	451,621
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	1,030	1,098,032
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	1,735	1,836,723
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), Series 2012D, (AMT), 5.00%, 11/1/38	2,310	2,205,426
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), Series 2013A, (AMT), 5.00%, 11/1/38	3,200	3,055,136
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/42	100	95,015
Grand Parkway Transportation Corp., TX, 5.25%, 10/1/51(2)(3)	7,080	7,171,757
Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.375%, 5/15/33	1,000	1,059,090
Memphis-Shelby County, TN, Airport Authority, (AMT), 5.75%, 7/1/24	400	443,480
Metropolitan Transportation Authority, NY, 5.25%, 11/15/40	1,790	1,843,557
Miami-Dade County, FL, (Miami International Airport), 5.50%, 10/1/36	3,715	3,895,883
New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/26	10,000	5,430,300
New York Liberty Development Corp., (1 World Trade Center Port Authority Construction), 5.00%, 12/15/41(2)	7,880	8,089,766
North Texas Tollway Authority, 5.75%, 1/1/38	1,515	1,588,977
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	3,910	3,723,493
Pennsylvania Turnpike Commission, 5.375%, (0.00% until 12/1/17), 12/1/38	2,500	2,196,175
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/26	505	521,796
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(2)	8,500	8,132,375
Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(2)	7,290	7,838,937

8	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	$1,885	$2,074,273
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,725	1,869,314
Triborough Bridge & Tunnel Authority, NY, 5.00%, 11/15/37(2)(3)	9,300	9,592,020

		$75,215,296

Water and Sewer — 2.9%
Detroit, MI, Sewage Disposal System, 5.00%, 7/1/32	$1,330	$1,202,839
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	1,860	1,706,754
Detroit, MI, Water Supply System, 5.25%, 7/1/41	4,730	4,331,403

		$7,240,996

Total Tax-Exempt Municipal Securities — 191.2% (identified cost $466,284,798)		$470,898,284

Taxable Municipal Securities — 1.2%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%
Northampton County, PA, Industrial Development Authority, (Northampton Generating), 5.00%, 12/31/23(1)	$4	$0

		$0

Electric Utilities — 1.2%
Municipal Electric Authority of Georgia, 6.655%, 4/1/57(7)	$2,675	$2,875,866

		$2,875,866

Total Taxable Municipal Securities — 1.2% (identified cost $2,704,233)		$2,875,866

Corporate Bonds & Notes — 0.0%(8)

Municipal — 0.0%(8)
Las Vegas Monorail Co., Jr. Subordinated Notes, 3.00% to 12/31/15, 5.50%, 7/15/55(1)(9)	$39	$3,944

Security	Principal Amount (000’s omitted)	Value

Municipal (continued)
Las Vegas Monorail Co., Sr. Secured Notes, 5.50%, 7/15/19(1)(9)	$137	$20,709

Total Corporate Bonds & Notes — 0.0% (identified cost $6,975)		$24,653

Total Investments — 192.4% (identified cost $468,996,006)		$473,798,803

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (48.8)%		$(120,150,913)

Other Assets, Less Liabilities — (43.6)%		$(107,352,917)

Net Assets Applicable to Common Shares — 100.0%		$246,294,973

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
CIFG	–	CIFG Assurance North America, Inc.
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2013, 35.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 1.4% to 13.1% of total investments.

At November 30, 2013, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments, is as follows:

New York	18.5%
Texas	11.0%
California	10.8%
Others, representing less than 10% individually	59.7%

(1)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

9	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2013

Portfolio of Investments — continued

(3)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $22,213,097.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At November 30, 2013, the aggregate value of these securities is $14,158,139 or 5.7% of the Trust’s net assets applicable to common shares.

(5)	Security is in default and making only partial interest payments.

(6)	Defaulted bond.

(7)

Build America Bond. Represents taxable municipal obligation issued pursuant to the America Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(8)	Amount is less than 0.05%.

(9)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

10	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2013

Statement of Assets and Liabilities

Assets	November 30, 2013
Investments, at value (identified cost, $468,996,006)	$473,798,803
Interest receivable	6,303,926
Receivable for investments sold	142,372
Deferred debt issuance costs	43,441
Total assets	$480,288,542

Liabilities
Payable for floating rate notes issued	$111,995,000
Due to custodian	1,190,615
Payable to affiliates:
Investment adviser fee	216,836
Administration fee	67,761
Trustees’ fees	2,878
Interest expense and fees payable	205,076
Accrued expenses	164,490
Total liabilities	$113,842,656
Auction preferred shares at liquidation value plus cumulative unpaid dividends	$120,150,913
Net assets applicable to common shares	$246,294,973

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$233,622
Additional paid-in capital	304,635,052
Accumulated net realized loss	(64,082,052)
Accumulated undistributed net investment income	705,554
Net unrealized appreciation	4,802,797
Net assets applicable to common shares	$246,294,973

Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)	4,806

Common Shares Outstanding	23,362,186

Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$10.54

11	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2013

Statement of Operations

Investment Income	Year Ended November 30, 2013
Interest	$25,563,157
Total investment income	$25,563,157

Expenses
Investment adviser fee	$2,831,955
Administration fee	876,001
Trustees’ fees and expenses	17,714
Custodian fee	180,740
Transfer and dividend disbursing agent fees	20,167
Legal and accounting services	152,082
Printing and postage	35,327
Interest expense and fees	887,577
Preferred shares service fee	174,298
Miscellaneous	123,319
Total expenses	$5,299,180
Deduct —
Reduction of custodian fee	$909
Total expense reductions	$909

Net expenses	$5,298,271

Net investment income	$20,264,886

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(7,189,910)
Extinguishment of debt	(1,089)
Financial futures contracts	2,548,507
Net realized loss	$(4,642,492)
Change in unrealized appreciation (depreciation) —
Investments	$(59,128,490)
Financial futures contracts	458,678
Net change in unrealized appreciation (depreciation)	$(58,669,812)

Net realized and unrealized loss	$(63,312,304)

Distributions to preferred shareholders
From net investment income	$(204,140)

Net decrease in net assets from operations	$(43,251,558)

12	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2013

Statements of Changes in Net Assets

	Year Ended November 30,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$20,264,886	$20,625,920
Net realized loss from investment transactions, extinguishment of debt and financial futures contracts	(4,642,492)	(1,862,579)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(58,669,812)	63,692,315
Distributions to preferred shareholders —
From net investment income	(204,140)	(307,291)
Net increase (decrease) in net assets from operations	$(43,251,558)	$82,148,365
Distributions to common shareholders —
From net investment income	$(21,291,731)	$(21,802,523)
Total distributions to common shareholders	$(21,291,731)	$(21,802,523)
Capital share transactions —
Reinvestment of distributions to common shareholders	$310,248	$443,634
Proceeds from shelf offering, net of offering costs (see Note 6)	5,802,111	—
Net increase in net assets from capital share transactions	$6,112,359	$443,634

Net increase (decrease) in net assets	$(58,430,930)	$60,789,476

Net Assets Applicable to Common Shares
At beginning of year	$304,725,903	$243,936,427
At end of year	$246,294,973	$304,725,903

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$705,554	$2,082,162

13	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2013

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended November 30, 2013
Net decrease in net assets from operations	$(43,251,558)
Distributions to preferred shareholders	204,140
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(43,047,418)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(215,569,964)
Investments sold	219,923,117
Net amortization/accretion of premium (discount)	(3,590,760)
Amortization of deferred debt issuance costs	6,266
Decrease in restricted cash	2,590,000
Decrease in interest receivable	593,197
Decrease in payable for variation margin on open financial futures contracts	(140,625)
Decrease in payable to affiliate for investment adviser fee	(31,877)
Decrease in payable to affiliate for administration fee	(8,182)
Decrease in payable to affiliate for Trustees’ fees	(83)
Decrease in interest expense and fees payable	(70,195)
Increase in accrued expenses	1,137
Net change in unrealized (appreciation) depreciation from investments	59,128,490
Net realized loss from investments	7,189,910
Net realized loss on extinguishment of debt	1,089
Net cash provided by operating activities	$26,974,102

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(20,981,483)
Cash distributions paid to preferred shareholders	(205,027)
Proceeds from secured borrowings	23,135,000
Repayment of secured borrowings	(36,640,000)
Increase in due to custodian	1,190,615
Proceeds from shelf offering, net of offering costs	5,802,111
Net cash used in financing activities	$(27,698,784)

Net decrease in cash	$(724,682)

Cash at beginning of year	$724,682

Cash at end of year	$—

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$310,248
Cash paid for interest and fees	951,506

14	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2013

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year (Common shares)	$13.360	$10.710	$11.080	$10.840	$8.110

Income (Loss) From Operations
Net investment income(1)	$0.885	$0.905	$0.988	$1.036	$0.981
Net realized and unrealized gain (loss)	(2.778)	2.715	(0.352)	0.169	2.648
Distributions to preferred shareholders
From net investment income(1)	(0.009)	(0.013)	(0.016)	(0.022)	(0.036)
Total income (loss) from operations	$(1.902)	$3.607	$0.620	$1.183	$3.593

Less Distributions to Common Shareholders
From net investment income	$(0.930)	$(0.957)	$(0.990)	$(0.943)	$(0.863)

Total distributions to common shareholders	$(0.930)	$(0.957)	$(0.990)	$(0.943)	$(0.863)
Premium from common shares sold through shelf offering (see Note 6)(1)	$0.012	$—	$—	$—	$—

Net asset value — End of year (Common shares)	$10.540	$13.360	$10.710	$11.080	$10.840
Market value — End of year (Common shares)	$10.530	$14.310	$12.270	$11.980	$11.480

Total Investment Return on Net Asset Value(2)	(14.69)%	34.28%	5.66%	10.74%	46.43%
Total Investment Return on Market Value(2)	(20.43)%	25.54%	11.96%	13.06%	48.84%

Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$246,295	$304,726	$243,936	$250,731	$243,846
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees(5)	1.63%	1.68%	1.88%	1.73%	2.00%
Interest and fee expense(4)	0.33%	0.34%	0.39%	0.34%	0.47%
Total expenses(5)	1.96%	2.02%	2.27%	2.07%	2.47%
Net investment income	7.49%	7.44%	9.46%	9.00%	10.44%
Portfolio Turnover	42%	25%	15%	16%	44%
The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees(5)	1.13%	1.17%	1.25%	1.19%	1.26%
Interest and fee expense(4)	0.23%	0.24%	0.26%	0.23%	0.29%
Total expenses(5)	1.36%	1.41%	1.51%	1.42%	1.55%
Net investment income	5.18%	5.19%	6.28%	6.15%	6.56%
Senior Securities:
Total preferred shares outstanding	4,806	4,806	4,806	4,806	4,806
Asset coverage per preferred share(6)	$76,248	$88,406	$75,757	$77,172	$75,739
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%

(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(7)	Plus accumulated and unpaid dividends.

15	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust seeks to provide current income exempt from regular federal income tax.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At November 30, 2013, the Trust, for federal income tax purposes, had a capital loss carryforward of $59,055,476 and deferred capital losses of $7,240,813 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on November 30, 2015 ($1,728,781), November 30, 2016 ($11,985,328), November 30, 2017 ($19,113,316), November 30, 2018 ($195,807) and November 30, 2019 ($26,032,244). The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of November 30, 2013, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

16

Eaton Vance

Municipal Income Trust

November 30, 2013

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rates notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 10) at November 30, 2013. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At November 30, 2013, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $111,995,000 and $149,830,464, respectively. The range of interest rates on the Floating Rate Notes outstanding at November 30, 2013 was 0.05% to 0.53%. For the year ended November 30, 2013, the Trust’s average Floating Rate Notes outstanding and the average interest rate including fees and amortization of deferred debt issuance costs were $105,077,671 and 0.84%, respectively.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of November 30, 2013.

The Trust may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

17

Eaton Vance

Municipal Income Trust

November 30, 2013

Notes to Financial Statements — continued

2  Auction Preferred Shares

The Trust issued 2,620 Series A and Series B Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. The Trust issued 806 Series C APS on May 28, 2009 in connection with the acquisition of Eaton Vance National Municipal Income Trust. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 110% (150% for taxable distributions) of the greater of the 1) “AA” Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS. Series of APS are identical in all respects except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of November 30, 2013 is as follows:

APS Issued and Outstanding

Series A	2,000
Series B	2,000
Series C	806

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at November 30, 2013, and the amount of dividends accrued (including capital gains) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at November 30, 2013	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.10%	$84,314	0.17%	0.08–0.38
Series B	0.10	85,234	0.17	0.08–0.38
Series C	0.10	34,592	0.17	0.08–0.38

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rates for each series as of November 30, 2013.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

18

Eaton Vance

Municipal Income Trust

November 30, 2013

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended November 30, 2013 and November 30, 2012 was as follows:

	Year Ended November 30,
	2013	2012

Distributions declared from:
Tax-exempt income	$20,906,070	$21,961,659
Ordinary income	589,801	148,155

During the year ended November 30, 2013, accumulated net realized loss was decreased by $160,410, accumulated undistributed net investment income was decreased by $145,623 and paid-in capital was decreased by $14,787 due to differences between book and tax accounting, primarily for accretion of market discount and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of November 30, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$1,423,749
Capital loss carryforward and deferred capital losses	$(66,296,289)
Net unrealized appreciation	$6,299,752
Other temporary differences	$(913)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, accretion of market discount, the timing of recognizing distributions to shareholders, residual interest bonds, defaulted bond interest and expenditures on defaulted bonds.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.640% (0.655% prior to May 1, 2013) of the Trust’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual adviser fee rate is reduced by 0.015% every May 1 thereafter for the next nineteen years. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Trust who are not interested persons of EVM or the Trust and by the vote of a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust, and the amount of any outstanding APS issued by the Trust. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the liquidation value of the Trust’s APS then outstanding and the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the APS outstanding prior to any APS redemptions by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.20% of the Trust’s average weekly gross assets. For the year ended November 30, 2013, the investment adviser fee and administration fee were $2,831,955 and $876,001, respectively.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $212,505,870 and $218,872,275, respectively, for the year ended November 30, 2013.

6  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Trust pursuant to its dividend reinvestment plan for the years ended November 30, 2013 and November 30, 2012 were 26,296 and 35,072, respectively.

19

Eaton Vance

Municipal Income Trust

November 30, 2013

Notes to Financial Statements — continued

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the year ended November 30, 2013.

Pursuant to a registration statement filed with and declared effective on July 2, 2013 by the SEC, the Trust is authorized to issue up to an additional 2,281,789 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share.

During the year ended November 30, 2013, the Trust sold 531,563 common shares and received proceeds (net of offering costs) of $5,802,111 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $276,670. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that the sales commissions retained by EVD during the year ended November 30, 2013 were $11,722.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at November 30, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$355,504,051

Gross unrealized appreciation	$29,805,776
Gross unrealized depreciation	(23,506,024)

Net unrealized appreciation	$6,299,752

8  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Trust to make properly authorized payments. When such payments result in an overdraft, the Trust is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Trust’s assets to the extent of any overdraft. At November 30, 2013, the Trust had a payment due to SSBT pursuant to the foregoing arrangement of $1,190,615. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximate its fair value at November 30, 2013. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 10) at November 30, 2013. The Trust’s average overdraft advances during the year ended November 30, 2013 were not significant.

9  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At November 30, 2013, there were no obligations outstanding under these financial instruments.

The Trust is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Trust holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Trust purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

20

Eaton Vance

Municipal Income Trust

November 30, 2013

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended November 30, 2013 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures Contracts	$2,548,507	(1)	$458,678	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended November 30, 2013, which is indicative of the volume of this derivative type, was approximately $22,308,000.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2013, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Tax-Exempt Municipal Securities	$—	$470,898,284	$—	$470,898,284
Taxable Municipal Securities	—	2,875,866	—	2,875,866
Corporate Bonds & Notes	—	—	24,653	24,653

Total Investments	$—	$473,774,150	$24,653	$473,798,803

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended November 30, 2013 is not presented.

At November 30, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Subsequent Event

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with, covered funds, as defined in the rules. The compliance date for the Volcker Rule is July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring residual interest bond programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing residual interest bond programs. As a result, residual interest bond trusts may need to be restructured or unwound. There can be no assurances that residual interest bond trusts can be restructured, that new sponsors of residual interest bond programs will develop, or that alternative forms of leverage will be available to the Trust. The effects of the Volcker Rule may make it more difficult for the Trust to maintain current or desired levels of leverage and may cause the Trust to incur additional expenses to maintain its leverage.

21

Eaton Vance

Municipal Income Trust

November 30, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the “Trust”), including the portfolio of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust as of November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2014

22

Eaton Vance

Municipal Income Trust

November 30, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  The Trust designates 97.26% of dividends from net investment income as an exempt-interest dividend.

23

Eaton Vance

Municipal Income Trust

November 30, 2013

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

24

Eaton Vance

Municipal Income Trust

November 30, 2013

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                         Date

Shareholder signature                                                         Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

TheTrust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of November 30, 2013, Trust records indicate that there are 78 registered shareholders and approximately 9,118 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about a Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

NYSE Amex symbol

NYSE Amex Stock Exchange symbol is EVN

25

Eaton Vance

Municipal Income Trust

November 30, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2016. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class II Trustee	Until 2016. 3 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Class II Trustee	Until 2016. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Class I Trustee	Until 2015. 1 year. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. None.

William H. Park 1947	Class III Trustee	Until 2014. 3 years. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

26

Eaton Vance

Municipal Income Trust

November 30, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Class I Trustee	Until 2015. 3 years. Trustee since 2003.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2015. 3 years. Trustee since 1998.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class II Trustee	Until 2013(3). 3 years. Chairman of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Payson F. Swaffield(4) 1956	President	Since 2014	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(5) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

27

Eaton Vance

Municipal Income Trust

November 30, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust.
(3)	Due to a lack of quorum of APS, the Trust was unable to act on election of Mr. Verni. Accordingly, Mr. Verni will remain in office and continue to serve as Trustee of the Trust.
(4)	Prior to 2014, Mr. Swaffield served as Vice President to the Trust since 2011.
(5)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer to the Trust since 2007.
(A)	APS Trustee.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, are disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

29

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

151 11.30.13

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended November 30, 2012 and November 30, 2013 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	11/30/12	11/30/13
Audit Fees	$65,130	$67,480
Audit-Related Fees(1)	$3,915	$3,915
Tax Fees(2)	$14,860	$15,060
All Other Fees(3)	$0	$0

Total	$83,905	$86,455

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended November 30, 2012 and November 30, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	11/30/12	11/30/13
Registrant	$18,775	$18,975
Eaton Vance(1)	$662,119	$526,385

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Thomas M. Metzold is responsible for the overall and day-to-day management of the Trust’s investments. Mr. Metzold has been an Eaton Vance portfolio manager since 1991, is a co-Director of Municipal Investments and is a Vice President of Eaton Vance Management (“EVM”). This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Registered Investment Companies	9	$5,834.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Thomas M. Metzold	$100,001 – $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: January 8, 2014

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: January 8, 2014